                                                                    EXHIBIT 99.1


                             CONSENT OF DIRECTOR NOMINEE


    The undersigned hereby consents to the reference of the undersigned as a director nominee of Golf Trust of America, Inc. (the "Company") in the Company's Registration Statement on Form S-11 (File No. 333-15965).


                                                 /s/ Fred W. Reams
                                                --------------------------------
                                                 Fred W. Reams